                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE

        INVESTORS CONTACT:                     MEDIA CONTACT:
        Linda Snyder                           Robert Schettino
        408/220-8405                           408/220-8179
        Linda_snyder@hyperion.com              Robert_schettino@hyperion.com


     HYPERION REPORTS RECORD FISCAL FOURTH QUARTER AND FISCAL YEAR RESULTS

BUSINESS PERFORMANCE MANAGEMENT EXPANSION DRIVES 30% LICENSE REVENUE GROWTH

SUNNYVALE, CALIF., JULY 21, 2004 - Hyperion Solutions (Nasdaq: HYSL), the leading provider of Business Performance Management software, today announced record financial results for its fiscal fourth quarter and fiscal year ended June 30, 2004.

     Total revenues for the quarter increased 28% to $176.4 million, compared to $138.0 million for the same period a year ago. Software license revenue increased 30% to $72.2 million, compared to $55.6 million for the same period a year ago, while maintenance and services revenue grew 26% to $104.1 million, compared to $82.4 million in the year-ago period.

     The company's fourth-quarter net income, as reported in accordance with U.S. generally accepted accounting principles (GAAP), increased 61% to $14.7 million, or $0.36 per diluted share, compared to net income of $9.2 million, or $0.25 per diluted share, for the fourth quarter of fiscal 2003.

     Fourth quarter non-GAAP pro forma net income was $17.8 million, or $0.44 per diluted share, excluding the impact of charges, net of related tax, for deferred revenue write-downs, the amortization of purchased intangible assets, the amortization of deferred stock-based compensation, and restructuring costs.

     Hyperion's balance sheet reflects cash and short-term investments totaling $368.2 million at June 30, 2004. This compares to $338.7 million in cash and short-term investments at March 31, 2004. Cash flow from operations for the quarter was $27.8 million. The company used cash of $6.1 million to repurchase stock during the quarter, as part of a $75 million stock repurchase program announced in May 2004.

     Total revenues for the fiscal year ended June 30, 2004 increased 22% to $622.2 million, compared to $510.5 million for fiscal year 2003. GAAP net income for fiscal year 2004 increased 28% to $43.8 million, or $1.10 per diluted share, compared to net income of $34.1 million, or $0.96 per diluted share, for fiscal year 2003. Non-GAAP pro forma net income for fiscal year 2004 was $56.6 million, or $1.42 per diluted share, compared to $35.7 million, or $1.00 per diluted share, for fiscal 2003. The non-GAAP pro forma results exclude the impact of charges, net of related tax, associated with Hyperion's acquisition of Brio Software, deferred revenue write-downs, the amortization of purchased intangible

HYPERION REPORTS FISCAL FOURTH-QUARTER RESULTS                               P.2


assets, the amortization of deferred stock-based compensation, restructuring costs, and the one-time charge for the redemption of its outstanding convertible debt.

     "Our team executed on all fronts and we generated record revenues and operating margins in both the fourth quarter and fiscal year," said Jeffrey R. Rodek, Hyperion's executive chairman. "I'm very pleased with our performance. Not only did we execute financially, but we also announced the on-schedule general availability of Hyperion Essbase 7.1 in June, a major milestone in our product innovation."

     "Customers are deploying our solutions much more broadly and deeply within their companies, as they recognize the need to build performance accountable organizations," added Godfrey R. Sullivan, Hyperion's president and chief executive officer. "We're very excited about the increasing momentum of the Business Performance Management category and are well positioned to expand our market leadership."

NON-GAAP FINANCIAL MEASURES

     In analyzing its financial results, Hyperion has used non-GAAP pro forma financial measures (excluding adjustments, such as those relating to purchase accounting and restructuring costs) because they provide meaningful information regarding the company's operational performance that excludes certain non-cash and non-recurring expenses. They also facilitate management's internal comparisons to the company's historical operating results and to competitors' operating results. Wherever non-GAAP disclosures have been included in this press release, the company has reconciled them to the appropriate GAAP disclosures.

     The non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP results should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

   RECONCILIATION OF GAAP TO PRO FORMA Q4 FY04 AND Q4 FY03 EARNINGS PER SHARE

                                                           Q4 FY04       Q4 FY03
                                                           -------       -------
GAAP Earnings Per Share                                     $0.36         $0.25

Plus:
   Deferred maintenance revenue adjustment                  0.01            --
   Amortization of purchased intangible assets              0.05           0.01
   Amortization of deferred stock-based compensation        0.05           0.01
   Restructuring costs                                      0.01            --
Less: Income tax effect of pro forma adjustments           (0.04)         (0.01)
                                                           ------         ------
Non-GAAP Pro Forma Earnings Per Share                       $0.44         $0.26
                                                            =====         =====

HYPERION REPORTS FISCAL FOURTH-QUARTER RESULTS                               P.3


      RECONCILIATION OF GAAP TO PRO FORMA FY04 AND FY03 EARNINGS PER SHARE

                                                            FY04           FY03
                                                            ----           ----
  GAAP Earnings Per Share                                   $1.10         $0.96
  Plus:
     Deferred maintenance revenue adjustment                0.04            --
     Amortization of purchased intangible assets            0.14           0.05
     Amortization of deferred stock-based compensation      0.11           0.01
     Restructuring costs                                    0.11           0.02
     Write-off of in-process research and development       0.06            --
     Loss (gain) on redemption of debt                      0.02          (0.01)
  Less: Income tax effect of pro forma adjustments         (0.16)         (0.03)
                                                           ------         ------
  Non-GAAP Pro Forma Earnings Per Share                     $1.42         $1.00
                                                            =====         =====

BUSINESS OUTLOOK

     Hyperion also reported today its outlook for the first quarter of fiscal 2005. On a GAAP basis, the company currently expects total revenues in the range of $155 million to $160 million and diluted earnings per share in the range of $0.17 to $0.22. This outlook assumes an effective tax rate of 35% and diluted shares outstanding of 41.1 million.

     Excluding the impact of the amortization of purchased intangible assets, amortization of deferred stock-based compensation, and restructuring costs, the company expects diluted earnings per share on a non-GAAP pro forma basis for the first quarter in the range of $0.27 to $0.32.

     RECONCILIATION OF GAAP TO PRO FORMA EARNINGS PER SHARE FOR BUSINESS OUTLOOK

  Projected Q1 FY05 GAAP Earnings Per Share                            $0.17 - $0.22
  Plus:
    Amortization of purchased intangible assets                             0.05
    Amortization of deferred stock-based compensation                       0.02
    Restructuring costs                                                     0.08
  Less:  Income tax effect of pro forma adjustments                        (0.05)
                                                                       --------------
  Projected Q1 FY05 Non-GAAP Pro Forma Earnings Per Share              $0.27 -  $0.32
                                                                       ==============

HYPERION NAMES RODEK EXECUTIVE CHAIRMAN, SULLIVAN PRESIDENT AND CEO

     In a separate news release today, the company announced that it has named Rodek executive chairman of Hyperion's board of directors and promoted Sullivan to president and CEO, effective immediately.

HYPERION REPORTS FISCAL FOURTH-QUARTER RESULTS                               P.4


OTHER RECENT DEVELOPMENTS Other recent company developments include:

o Won major customer contracts at Best Agrifund (Netherlands), BT (UK), Fifth Third Bank, Hogeschool INHOLLAND (Netherlands), Johnson Controls, Lockheed Martin Tactical Systems, Mutuelles du Mans Assurances (France), Peabody Energy, PPG Industries, State University of New York, Telenor (Norway), and Yorkshire Water Services (UK).

o Announced the general availability of Hyperion Essbase 7.1, the most significant advancement in its analytical technology since the introduction of Hyperion Essbase in 1994.

o Announced that SAP has certified integration between Hyperion Performance Suite and mySAP(TM) Business Suite and SAP(R) Business Information Warehouse (SAP BW), a core component of SAP NetWeaver(TM). Hyperion Essbase
     7.1 also offers enhanced integration with SAP BW through Essbase Integration Services Data Connector.

o Elevated to Strategic Partner by BearingPoint, Inc., a global systems integrator and Hyperion partner. This is BearingPoint's highest-level alliance status and Hyperion is one of only seven companies to achieve this status.

o Published ON THE UP AND UP: ACHIEVING BREAKTHROUGH PERFORMANCE THROUGH INSIGHT, the first-ever book on Business Performance Management. The book offers the insight and inspiration companies need to take their Business Performance Management efforts to the next level.

o Announced plans to relocate to a larger, more modern global headquarters located in Santa Clara, California, combining the software development, research, executive, marketing, sales and administrative functions currently housed in three buildings in Sunnyvale, Santa Clara, and San Francisco, California.

CONFERENCE CALL AND WEBCAST

     Hyperion's executive management will host a conference call at 8:00 a.m. ET today to discuss these financial results. The conference call will be webcast live with access from the Investor Relations section of the Hyperion Web site at www.hyperion.com. A replay of the webcast will also be available from the company's Web site.

ABOUT HYPERION

Hyperion is the global leader in Business Performance Management software. More than 9,000 customers - including 91 of the Fortune 100 - rely on Hyperion software to translate strategies into plans, monitor execution and provide insight to improve financial and operational performance. Hyperion combines the most complete set of interoperable applications with the leading Business Intelligence platform to support and create Business Performance Management solutions. A network of more than 600 partners provides the company's innovative and specialized solutions and services.

HYPERION REPORTS FISCAL FOURTH-QUARTER RESULTS                               P.5


Named one of the FORTUNE 100 Best Companies to Work For 2004, Hyperion employs approximately 2,500 people in 20 countries. Distributors represent Hyperion in an additional 25 countries. Headquartered in Sunnyvale, California, Hyperion generated annual revenues of $622 million for the 12 months that ended June 30, 2004. Hyperion is traded under the Nasdaq symbol HYSL. For more information, please visit www. hyperion.com, www.hyperion.com/contactus or call 800 286 8000 (U.S. only).

FORWARD-LOOKING STATEMENTS

Statements in this press release other than statements of historical fact are forward-looking statements, including, but not limited to, statements concerning expected future financial results, the potential success of anticipated product offerings, and the potential market opportunities for business performance management software. Such statements constitute anticipated outcomes and do not assure results. Actual results may differ materially from those anticipated by the forward-looking statements due to a variety of factors, including, but not limited to the company's failure to continue successful integration of the Brio business, failure to successfully drive increases in software license revenue (by both increasing sales of newer products, and limiting falloff of older product revenue), significant product quality problems, failure to successfully drive partner revenue, significant strengthening of the dollar against key European currencies, the impact of competitive products and pricing, a decline in customer demand, and technological shifts. For a more detailed discussion of factors that could affect the company's performance and cause actual results to differ materially from those anticipated in the forward-looking statements, interested parties should review the company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed on August 13, 2003 and the Quarterly Report on Form 10-Q filed on May 10, 2004. The company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

                                      # # #

"HYPERION," THE HYPERION "H" LOGO AND HYPERION'S PRODUCT NAMES ARE TRADEMARKS OF HYPERION. REFERENCES TO OTHER COMPANIES AND THEIR PRODUCTS USE TRADEMARKS OWNED BY THE RESPECTIVE COMPANIES AND ARE FOR REFERENCE PURPOSE ONLY.

                         HYPERION SOLUTIONS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)


                                              THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                   JUNE 30,                        JUNE 30,
                                             2004            2003            2004           2003
                                          ---------       ---------       ---------       ---------
                                          (Unaudited)     (Unaudited)    (Unaudited)
REVENUES

Software licenses                         $  72,242       $  55,590       $ 240,096       $ 201,766
Maintenance and services                    104,126          82,393         382,104         308,692
                                          ---------       ---------       ---------       ---------
TOTAL REVENUES                              176,368         137,983         622,200         510,458

COSTS AND EXPENSES
Cost of revenues:
     Software licenses                        3,495           4,637          13,362          15,419
     Maintenance and services                40,764          33,856         147,816         132,510
Sales and marketing                          64,637          53,353         225,951         190,025
Research and development                     26,554          19,199          96,240          73,776
General and administrative                   17,988          12,976          63,621          47,207
Restructuring charges                           524             168           4,202             764
In-process research and development              --              --           2,300              --
                                          ---------       ---------       ---------       ---------
TOTAL COSTS AND EXPENSES                    153,962         124,189         553,492         459,701
                                          ---------       ---------       ---------       ---------

OPERATING INCOME                             22,406          13,794          68,708          50,757

Interest and other income                     1,127           1,357           4,283           5,848
Interest and other expense                     (138)           (608)         (1,230)         (2,940)
Gain (loss) on redemption of debt                --              --            (936)            478
                                          ---------       ---------       ---------       ---------
INCOME BEFORE INCOME TAXES                   23,395          14,543          70,825          54,143

Income tax provision                          8,656           5,381          27,055          20,033
                                          ---------       ---------       ---------       ---------
NET INCOME                                $  14,739       $   9,162       $  43,770       $  34,110
                                          =========       =========       =========       =========

Basic net income per share                $    0.38       $    0.26       $    1.15       $    0.99
Diluted net income per share              $    0.36       $    0.25       $    1.10       $    0.96

Shares used in computing basic
     net income per share                    39,008          35,431          37,988          34,451
Shares used in computing diluted
     net income per share                    40,876          37,036          39,754          35,694

                         HYPERION SOLUTIONS CORPORATION
    RECONCILIATION OF GAAP TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)
                                   (Unaudited)


                                                 THREE MONTHS ENDED                                    THREE MONTHS ENDED
                                                    JUNE 30, 2004                                         JUNE 30, 2003
                                    ---------------------------------------------  ------------------------------------------
                                         GAAP                          PRO FORMA       GAAP                        PRO FORMA
                                       RESULTS      ADJUSTMENTS         RESULTS      RESULTS      ADJUSTMENTS       RESULTS
                                    -------------  -------------      ----------   ------------  ------------    ------------
REVENUES

Software licenses                   $      72,242  $                  $    72,242  $     55,590  $               $     55,590
Maintenance and services                  104,126            344 A        104,470        82,393                        82,393
                                    -------------  -------------      -----------  ------------  ------------    ------------
TOTAL REVENUES                            176,368            344          176,712       137,983                -      137,983

COSTS AND EXPENSES
Cost of revenues:
     Software licenses                      3,495         (1,325)B          2,170         4,637          (376)B         4,261
     Maintenance and services              40,764           (261)B, C      40,503        33,856            (8)C        33,848
Sales and marketing                        64,637           (715)B, C      63,922        53,353          (104)C        53,249
Research and development                   26,554            (97)C         26,457        19,199           (16)C        19,183
General and administrative                 17,988         (1,612)C         16,376        12,976          (102)C        12,874
Restructuring charges                         524           (524)D             --           168          (168)D            --
                                    -------------  -------------      -----------  ------------  ------------    ------------
TOTAL COSTS AND EXPENSES                  153,962         (4,534)         149,428       124,189          (774)        123,415
                                    -------------  -------------      -----------  ------------  ------------    ------------

OPERATING INCOME                           22,406          4,878           27,284        13,794           774          14,568

Interest and other income                   1,127                           1,127         1,357                         1,357
Interest and other expense                   (138)                           (138)         (608)                         (608)
                                    -------------  -------------      -----------  ------------  ------------    ------------
INCOME BEFORE INCOME TAXES                 23,395          4,878           28,273        14,543           774          15,317

Income tax provision                        8,656          1,805 E         10,461         5,381           286 E         5,667
                                    -------------  -------------      -----------  ------------  ------------    -------------
NET INCOME                          $      14,739  $      3,073       $    17,812  $      9,162   $     488      $      9,650
                                    =============  =============      ===========  ============  ============    =============
Basic net income per share          $        0.38                     $      0.46  $       0.26                  $       0.27
Diluted net income per share        $        0.36                     $      0.44  $       0.25                  $       0.26

Shares used in computing basic
     net income per share                  39,008                          39,008        35,431                        35,431
Shares used in computing diluted
     net income per share                  40,876                          40,876        37,036                        37,036



PRO FORMA ADJUSTMENTS:

A) Impact of Brio deferred maintenance revenue write-down.

B) Amortization of acquired intangible assets consists of $1,325 in cost of software license revenue, $220 in cost of maintenance and services revenue and $400 in sales and marketing expense for the three months ended June 30, 2004. Amortization of acquired intangible assets consists of $376 in cost of software license revenue for the three months ended June 30, 2003.

C) Amortization of deferred stock-based compensation consists of $41 in cost of maintenance and services revenue, $315 in sales and marketing expense, $97 in research and development expense and $1,612 in general and administrative expense for the three months ended June 30, 2004. Amortization of deferred stock-based compensation consists of $8 in cost of maintenance and services revenue, $104 in sales and marketing expense, $16 in research and development expense and $102 in general and administrative expense for the three months ended June 30, 2003.

D) Restructuring charges.

E) Income tax effect of pro forma adjustments.

                         HYPERION SOLUTIONS CORPORATION
    RECONCILIATION OF GAAP TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (In thousands, except per share data)
                                   (Unaudited)


                                                 TWELVE MONTHS ENDED                                   TWELVE MONTHS ENDED
                                                    JUNE 30, 2004                                         JUNE 30, 2003
                                    ---------------------------------------------  ------------------------------------------
                                         GAAP                          PRO FORMA       GAAP                        PRO FORMA
                                       RESULTS      ADJUSTMENTS         RESULTS      RESULTS      ADJUSTMENTS       RESULTS
                                    -------------  -------------      ----------   ------------  ------------    ------------
REVENUES

Software licenses                   $     240,096  $                  $   240,096  $    201,766  $               $    201,766
Maintenance and services                  382,104          1,536 A        383,640       308,692                       308,692
                                    -------------  -------------      -----------  ------------  ------------    ------------
TOTAL REVENUES                            622,200          1,536          623,736       510,458            --         510,458

COSTS AND EXPENSES
Cost of revenues:

     Software licenses                     13,362         (3,974)B          9,388        15,419        (1,960)B        13,459
     Maintenance and services             147,816           (774)B, C     147,042       132,510           (11)C       132,499
Sales and marketing                       225,951         (2,432)B, C     223,519       190,025          (128)C       189,897
Research and development                   96,240           (453)C         95,787        73,776           (21)C        73,755
General and administrative                 63,621         (2,448)C         61,173        47,207          (136)C        47,071
Restructuring charges                       4,202         (4,202)D             --           764          (764)D            --
In-process research and development         2,300         (2,300)E             --            --                            --
                                    -------------  -------------      -----------  ------------  ------------    ------------
TOTAL COSTS AND EXPENSES                  553,492        (16,583)         536,909       459,701        (3,020)        456,681
                                    -------------  -------------      -----------  ------------  ------------    ------------

OPERATING INCOME                           68,708         18,119           86,827        50,757         3,020          53,777

Interest and other income                   4,283                           4,283         5,848                         5,848
Interest and other expense                 (1,230)                         (1,230)       (2,940)                       (2,940)
Gain (loss) on redemption of debt            (936)           936 F             --           478          (478)F            --
                                    -------------  -------------      -----------  ------------  ------------   ------------
INCOME BEFORE INCOME TAXES                 70,825         19,055           89,880        54,143         2,542          56,685

Income tax provision                       27,055          6,199 G         33,254        20,033           940 G        20,973
                                    -------------  -------------      -----------  ------------  ------------   ------------
NET INCOME                          $      43,770  $      12,856      $    56,626  $     34,110   $     1,602    $     35,712
                                    =============  =============      ===========  ============  ============   ============

Basic net income per share          $        1.15                     $      1.49  $       0.99                  $        1.04
Diluted net income per share        $        1.10                     $      1.42  $       0.96                  $        1.00

Shares used in computing basic
     net income per share                  37,988                          37,988        34,451                        34,451
Shares used in computing diluted
     net income per share                  39,754                          39,754        35,694                        35,694


PRO FORMA ADJUSTMENTS:

A) Impact of Brio deferred maintenance revenue write-down.

B) Amortization of acquired intangible assets consists of $3,974 in cost of software license revenue, $623 in cost of maintenance and services revenue and $1,133 in sales and marketing expense for the twelve months ended June 30, 2004. Amortization of acquired intangible assets consists of $1,960 in cost of software license revenue for the twelve months ended June 30, 2003.

C) Amortization of deferred stock-based compensation consists of $151 in cost of maintenance and services revenue, $1,299 in sales and marketing expense, $453 in research and development expense and $2,448 in general and administrative expense for the twelve months ended June 30, 2004. Amortization of deferred stock-based compensation consists of $11 in cost of maintenance and services revenue, $128 in sales and marketing expense, $21 in research and development expense and $136 in general and administrative expense for the twelve months ended June 30, 2003.

D) Restructuring charges.

E) In-process research and development write-off.

F) Gain (loss) on redemption of long-term debt.

G) Income tax effect of pro forma adjustments.

                         HYPERION SOLUTIONS CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, except par value)


                                                                                 JUNE 30,       JUNE 30,
                                                                                   2004          2003
                                                                                ----------     ---------
                                                                               (Unaudited)
ASSETS
Current assets:
     Cash and cash equivalents                                                   $ 365,181     $ 398,040
     Short-term investments                                                          2,994        18,514
     Accounts receivable, net of allowances of $8,758 and $8,231                   133,491        98,774
     Deferred income taxes                                                          12,348        12,890
     Prepaid expenses and other current assets                                      18,434        18,498
                                                                                 ---------     ---------
TOTAL CURRENT ASSETS                                                               532,448       546,716

Property and equipment, net                                                         72,020        67,533
Goodwill                                                                           139,952        12,774
Intangible assets, net                                                              30,945         8,120
Deferred income taxes                                                               24,279        13,633
Other assets                                                                         5,011         5,982
                                                                                 ---------     ---------
TOTAL ASSETS                                                                     $ 804,655     $ 654,758
                                                                                 =========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

     Accounts payable and accrued expenses                                       $  58,121     $  45,631
     Accrued employee compensation and benefits                                     51,267        41,637
     Income taxes payable                                                            8,557            --
     Deferred revenue                                                              136,286       104,868
     Other current liabilities                                                       4,234         3,931
                                                                                 ---------     ---------
TOTAL CURRENT LIABILITIES                                                          258,465       196,067

Long-term debt                                                                          --        50,040
Other liabilities                                                                   26,619        11,326

Stockholders' equity:
     Preferred stock - $0.001 par value; 5,000 shares authorized; none issued           --            --
     Common stock - $0.001 par value; 300,000 shares authorized;
        39,408 and 36,654 shares issued; 39,408 and 36,105 shares outstanding           39            37
     Additional paid-in capital                                                    434,584       278,339
     Treasury stock, at cost: zero and 549 common shares                                --       (10,847)
     Deferred stock-based compensation                                              (7,494)       (2,893)
     Retained earnings                                                              93,915       137,582
     Accumulated other comprehensive loss                                           (1,473)       (4,893)
                                                                                 ---------     ---------
TOTAL STOCKHOLDERS' EQUITY                                                         519,571       397,325
                                                                                 ---------     ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $ 804,655     $ 654,758
                                                                                 =========     =========

                         HYPERION SOLUTIONS CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)


                                                                 TWELVE MONTHS ENDED
                                                                        JUNE 30,
                                                                 2004             2003
                                                              ----------      ----------
                                                              (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                                    $  43,770       $  34,110
Adjustments to reconcile net income to net cash provided
by operating activities:
     (Gain) loss on redemption of debt                              936            (478)
     (Gain) loss on sale of assets                                  170             (49)
     Depreciation and amortization                               36,858          27,888
     Provision for accounts receivable allowances                 8,118           5,797
     Deferred income taxes                                       (2,999)          6,981
     Income tax benefit from exercise of stock options           15,528           9,499
     In-process research and development                          2,300              --
Changes in operating assets and liabilities:
     Accounts receivable                                        (20,030)          9,001
     Prepaid expenses and other current assets                   (1,865)            468
     Other assets                                                 2,029            (184)
     Accounts payable and accrued expenses                       (9,631)         (6,451)
     Accrued employee compensation and benefits                     (26)          1,546
     Income taxes payable                                        13,725          (1,332)
     Deferred revenue                                               534           6,447
     Other current liabilities                                      303          (4,474)
     Other liabilities                                           (3,259)           (656)
                                                              ---------       ---------
 Net cash provided by operating activities                       86,461          88,113
                                                              ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of investments                                   (12,110)        (24,520)
     Proceeds from maturities of investments                     41,497          25,180
     Purchases of property and equipment                        (22,565)        (19,846)
     Proceeds from sale of property and equipment                   100             644
     Purchases of intangible assets                              (2,224)         (2,227)
     Payments for acquisitions, net of cash acquired             (6,898)         (5,987)
                                                              ---------       ---------
   Net cash used in investing activities                         (2,200)        (26,756)
                                                              ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES
     Principal payments on mortgage loan                             --          (2,298)
     Redemption of debt                                         (50,683)        (27,930)
     Purchases of common stock                                 (131,045)             --
     Proceeds from issuance of common stock                      60,374          50,372
                                                              ---------       ---------
Net cash provided by (used in) financing activities            (121,354)         20,144

Effect of exchange rate on cash and cash equivalents              4,234           5,409
                                                              ---------       ---------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                (32,859)         86,910
Cash and cash equivalents at beginning of period                398,040         311,130
                                                              ---------       ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                    $ 365,181       $ 398,040
                                                              =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Cash paid for interest                                   $   2,568       $   3,248
     Cash paid for income taxes                               $   5,424       $   3,775

                         HYPERION SOLUTIONS CORPORATION
                           SUPPLEMENTAL FINANCIAL DATA
                                ($ in thousands)
                                   (Unaudited)


                                                                                 FISCAL 2003
                                                  ------------------------------------------------------------------
                                                         Q1               Q2               Q3               Q4
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
               REVENUE ANALYSIS
Software License Revenue                           $ 44,591   37%   $ 51,136   41%   $ 50,449   40%   $ 55,590   40%
Maintenance and Services Revenue:
       Maintenance Revenue                           51,578   43%     52,405   42%     53,174   42%     55,000   40%
       Consulting and Training Revenue               23,710   20%     22,496   18%     22,936   18%     27,393   20%
                                                  ---------------  ---------------  ---------------  ---------------
Total Maintenance and Services Revenue               75,288   63%     74,901   59%     76,110   60%     82,393   60%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL REVENUE                                     $ 119,879  100%  $ 126,037  100%  $ 126,559  100%  $ 137,983  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
              REVENUE BY GEOGRAPHY
Americas                                           $ 76,878   64%   $ 77,320   61%   $ 78,762   62%   $ 85,578   62%
EMEA                                                 35,834   30%     41,760   33%     40,963   32%     45,431   33%
APAC                                                  7,167    6%      6,957    6%      6,834    5%      6,974    5%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL REVENUE                                     $ 119,879  100%  $ 126,037  100%  $ 126,559  100%  $ 137,983  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
    SOFTWARE LICENSE REVENUE BY GEOGRAPHY
Americas                                           $ 27,896   63%   $ 28,395   56%   $ 30,064   60%   $ 32,692   59%
EMEA                                                 12,903   29%     19,206   38%     16,912   34%     19,158   34%
APAC                                                  3,792    9%      3,535    7%      3,473    7%      3,740    7%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL SOFTWARE LICENSE REVENUE                     $ 44,591  100%   $ 51,136  100%   $ 50,449  100%   $ 55,590  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
      SOFTWARE LICENSE REVENUE BY CHANNEL
Direct                                             $ 33,262   75%   $ 37,103   73%   $ 35,335   70%   $ 43,089   78%
Indirect                                             11,329   25%     14,033   27%     15,114   30%     12,501   22%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL SOFTWARE LICENSE REVENUE                     $ 44,591  100%   $ 51,136  100%   $ 50,449  100%   $ 55,590  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
      TRANSACTION AND CUSTOMER INFORMATION
Average Selling Price                                 $ 135            $ 129            $ 130            $ 132
Number of  Software Transactions > $500                   7               13               15               14
Number of New Customers                                 185              165              132              135
Percentage of License Revenue from New Customers        40%              35%              30%              31%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
Cash, Cash Equivalents and
   Short-Term Investments                         $ 346,022        $ 352,282        $ 388,783        $ 416,554
Cash Flow from Operations                          $ 26,153         $ 14,527         $ 32,165         $ 15,268
Repurchases of Convertible Notes                    $ 4,692         $ 23,238              $ -              $ -
Repurchases of Common Stock                             $ -              $ -              $ -              $ -
Days Sales Outstanding                                   61               62               55               64
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
                  HEADCOUNT
Quota-Carrying Sales Representatives                    230              223              213              213
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
Americas Headcount                                    1,593   70%      1,555   70%      1,539   71%      1,572   71%
EMEA Headcount                                          571   25%        551   25%        541   25%        537   24%
APAC Headcount                                          100    4%        100    5%         98    4%        100    5%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL COMPANY HEADCOUNT                               2,264  100%      2,206  100%      2,178  100%      2,209  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------


                                                                             FISCAL 2004
                                                  ------------------------------------------------------------------
                                                         Q1               Q2               Q3               Q4
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
               REVENUE ANALYSIS
Software License Revenue                           $ 43,045   35%   $ 59,701   38%   $ 65,108   39%   $ 72,242   41%
Maintenance and Services Revenue:
       Maintenance Revenue                           55,310   45%     68,243   44%     70,975   43%     70,338   40%
       Consulting and Training Revenue               25,197   20%     28,192   18%     30,061   18%     33,788   19%
                                                  ---------------  ---------------  ---------------  ---------------
Total Maintenance and Services Revenue               80,507   65%     96,435   62%    101,036   61%    104,126   59%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL REVENUE                                     $ 123,552  100%  $ 156,136  100%  $ 166,144  100%  $ 176,368  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
              REVENUE BY GEOGRAPHY
Americas                                           $ 74,942   61%   $ 95,513   61%  $ 100,057   60%  $ 110,382   63%
EMEA                                                 41,836   34%     49,839   32%     54,367   33%     53,738   30%
APAC                                                  6,774    5%     10,784    7%     11,720    7%     12,248    7%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL REVENUE                                     $ 123,552  100%  $ 156,136  100%  $ 166,144  100%  $ 176,368  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
    SOFTWARE LICENSE REVENUE BY GEOGRAPHY
Americas                                           $ 22,282   52%   $ 34,086   57%   $ 35,383   54%   $ 41,803   58%
EMEA                                                 17,322   40%     19,809   33%     23,286   36%     23,813   33%
APAC                                                  3,441    8%      5,806   10%      6,439   10%      6,626    9%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL SOFTWARE LICENSE REVENUE                     $ 43,045  100%   $ 59,701  100%   $ 65,108  100%   $ 72,242  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
      SOFTWARE LICENSE REVENUE BY CHANNEL
Direct                                             $ 32,504   76%   $ 47,475   80%   $ 46,278   71%   $ 57,246   79%
Indirect                                             10,541   24%     12,226   20%     18,830   29%     14,996   21%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL SOFTWARE LICENSE REVENUE                     $ 43,045  100%   $ 59,701  100%   $ 65,108  100%   $ 72,242  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
      TRANSACTION AND CUSTOMER INFORMATION
Average Selling Price                                 $ 139            $ 116            $ 122            $ 133
Number of  Software Transactions > $500                  14               11               20               17
Number of New Customers                                 127              155              202              278
Percentage of License Revenue from New Customers        42%              26%              24%              19%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
Cash, Cash Equivalents and
   Short-Term Investments                         $ 408,522        $ 314,507         $338,654        $ 368,175
Cash Flow from Operations                          $ 14,727          $ 5,780         $ 38,196         $ 27,758
Repurchases of Convertible Notes                        $ -         $ 50,683              $ -              $ -
Repurchases of Common Stock                        $ 26,027         $ 65,940         $ 32,975          $ 6,103
Days Sales Outstanding                                   64               70               62               68
------------------------------------------------  ---------------  ---------------  ---------------  ---------------

------------------------------------------------  ---------------  ---------------  ---------------  ---------------
                  HEADCOUNT
Quota-Carrying Sales Representatives                    209              268              276              289
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
Americas Headcount                                    1,560   71%      1,797   70%      1,789   71%      1,752   70%
EMEA Headcount                                          543   25%        601   24%        575   23%        568   23%
APAC Headcount                                          108    5%        155    6%        173    7%        185    7%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------
TOTAL COMPANY HEADCOUNT                               2,211  100%      2,553  100%      2,537  100%      2,505  100%
------------------------------------------------  ---------------  ---------------  ---------------  ---------------




                                                   % CHANGE    % CHANGE
                                                  OVER Q3 04  OVER Q4 03
------------------------------------------------  ----------  ----------
               REVENUE ANALYSIS
Software License Revenue                              11%         30%
Maintenance and Services Revenue:
       Maintenance Revenue                            -1%         28%
       Consulting and Training Revenue                12%         23%
                                                  ----------  ----------
Total Maintenance and Services Revenue                 3%         26%
------------------------------------------------  ----------  ----------
TOTAL REVENUE                                          6%         28%
------------------------------------------------  ----------  ----------

------------------------------------------------  ----------  ----------
              REVENUE BY GEOGRAPHY
Americas                                              10%         29%
EMEA                                                  -1%         18%
APAC                                                   5%         76%
------------------------------------------------  ----------  ----------
TOTAL REVENUE                                          6%         28%
------------------------------------------------  ----------  ----------

------------------------------------------------  ----------  ----------
    SOFTWARE LICENSE REVENUE BY GEOGRAPHY
Americas                                              18%         28%
EMEA                                                   2%         24%
APAC                                                   3%         77%
------------------------------------------------  ----------  ----------
TOTAL SOFTWARE LICENSE REVENUE                        11%         30%
------------------------------------------------  ----------  ----------

------------------------------------------------  ----------  ----------
      SOFTWARE LICENSE REVENUE BY CHANNEL
Direct                                                24%         33%
Indirect                                             -20%         20%
------------------------------------------------  ----------  ----------
TOTAL SOFTWARE LICENSE REVENUE                        11%         30%
------------------------------------------------  ----------  ----------

------------------------------------------------  ----------  ----------
      TRANSACTION AND CUSTOMER INFORMATION
Average Selling Price                                  9%          1%
Number of  Software Transactions > $500              -15%         21%
Number of New Customers                               38%        106%
Percentage of License Revenue from New Customers     -21%        -39%
------------------------------------------------  ----------  ----------

------------------------------------------------  ----------  ----------
SELECTED BALANCE SHEET AND CASH FLOW INFORMATION
Cash, Cash Equivalents and
   Short-Term Investments                              9%        -12%
Cash Flow from Operations                            -27%         82%
Repurchases of Convertible Notes                      N/A         N/A
Repurchases of Common Stock                          -81%         N/A
Days Sales Outstanding                                10%          6%
------------------------------------------------  ----------  ----------

------------------------------------------------  ----------  ----------
                  HEADCOUNT
Quota-Carrying Sales Representatives                   5%         36%
------------------------------------------------  ----------  ----------
Americas Headcount                                    -2%         11%
EMEA Headcount                                        -1%          6%
APAC Headcount                                         7%         85%
------------------------------------------------  ----------  ----------
TOTAL COMPANY HEADCOUNT                               -1%         13%
------------------------------------------------  ----------  ----------